TRADE ACCOUNTS RECEIVABLE, NET - Summary of Trade Receivables (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
TRADE ACCOUNTS RECEIVABLE, NET [Abstract]
Trade accounts receivable	$ 29,135,000	$ 22,904,000	$ 46,229,000
Provision for doubtful accounts	(253,000)	(165,000)	(594,000)
Allowance for expected credit losses	(44,000)	(35,000)	0
Trade accounts receivable, net	$ 28,838,000	$ 22,704,000	$ 45,635,000